UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           March 21, 2007

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code            (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously disclosed in Cephalon, Inc.’s (the “Company”) filings, the U.S. Federal Trade Commission (the “FTC”) has been reviewing the PROVIGIL® settlement agreements between the Company and several generic manufacturers that were entered into in late 2005 and early 2006.  In July 2006, the FTC requested that the Company submit additional information and documents in connection with the FTC’s investigation of this matter, and the Company has cooperated fully with this request.

On March 21, 2007, the Company received a subpoena in this matter requesting that it provide to the FTC information and documents substantially similar in nature to those requested in July 2006.  The Company intends to continue to cooperate fully with this investigation.

If the FTC believes that these settlements violate the antitrust laws, it could only challenge the Company through an administrative or judicial proceeding, which would include an appellate process.  The Company believes that such a challenge would take many years to resolve, and therefore that the final resolution of this matter will not have a material adverse impact on its business.

In addition to historical facts or statements of current condition, this Current Report on Form 8-K may contain forward-looking statements.  Forward-looking statements provide the Company’s current expectations or forecasts of future events.  These may include statements regarding the timing and resolution of any potential FTC challenge to the settlements, the impact of the resolution of any FTC challenge on the Company’s business, and other statements regarding matters that are not historical facts.  You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning.  The Company’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries as well as more specific risks and uncertainties facing the Company such as those set forth in its reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-looking statements.  Furthermore, the Company does not intend to update publicly any forward-looking statement, except as required by law.  The Private Securities Litigation Reform Act of 1995 permits this discussion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: March 23, 2007	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel &
Secretary